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                                                                    EXHIBIT 21.1

                              REDFED BANCORP INC.
                                  SUBSIDIARIES


                              REDFED BANCORP INC.

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                                    REDLANDS
                                 FEDERAL BANK,
                             a federal savings bank

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     REDLANDS
    FINANCIAL                     REDFED, INC.                REDFED ESCROW,
  SERVICES, INC.                                                   INC.

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